As filed with the Securities and Exchange Commission on June 12, 1998.


                                                              File No. 33-58512
                                                              File No. 811-7514


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

         Pre-Effective Amendment No._____                                    |_|

                  Post-Effective Amendment No.  8                            |X|
                                               ---

         REGISTRATION STATEMENT UNDER THE INVESTMENT
                  COMPANY ACT OF 1940                                        |X|

                               Amendment No. 9                               |X|
                                            ---

          RWB/WPG U.S. LARGE STOCK FUND (formerly U.S. Large Stock Fund
          -------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332
                                                  ------------

                        JAY C. NADEL, WEISS, PECK & GREER
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  --------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                  Hale and Dorr
                                 60 State Street
                                Boston, MA 02109


It is proposed that this filing will become effective (check appropriate box):
        ___  immediately upon filing pursuant to paragraph (b), or
        ___  on _______________ pursuant to paragraph (b), or
        ___  60 days after filing pursuant to paragraph (a)(1), or
         X  on August 11, 1998 pursuant to paragraph (a)(1), of Rule 485
        ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
        ___ on (date) pursuant to paragraph (a)(2) of Rule 485.

                          RWB/WPG U.S. LARGE STOCK FUND


                              CROSS REFERENCE SHEET


N-1A ITEM NO.                                                          LOCATION:
-------------                                                          ---------

PART A                                                                PROSPECTUS
------                                                                ----------

1.   Cover Page. . . . . . . . . . . . . . . .  Cover Page

2.   Synopsis. . . . . . . . . . . . . . . . .  Cover Page; Description of the
                                                Fund; Expense Information

3.   Condensed Financial
       Information. . . . . . . . . . . . . .   Not Applicable

4.   General Description of
       Registrant. . . . . . . . . . . . . . .  Description of the Fund;
                                                Organization and Capitalization;
                                                Other Investment Practices, Risk
                                                Considerations, and Policies of
                                                the Fund

5.   Management of the Fund . . . . . . . . .   Management of the Fund;
                                                Purchase of Shares; Portfolio
                                                Brokerage

6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . .   Organization and Capitalization;
                                                Dividends, Distributions, and
                                                Taxes; Purchase of Shares

7.   Purchase of Securities
       Being Offered. . . . . . . . . . . . .   Purchase of Shares; How The
                                                Fund's Net Asset Value is
                                                Determined

8.   Redemption or Repurchase. . . . . . . . .  How to Redeem Shares

9.   Pending Legal Proceedings. . . . . . . .   Not Applicable


                                                             STATEMENT OF

                                                       STATEMENT OF
PART B                                            ADDITIONAL INFORMATION
------                                            ----------------------

10.  Cover Page. . . . . . . . . . . . . . . . . Cover Page

11.  Table of Contents. . . . . . . . . . . . .  Table of Contents

12.  General Information
       and History . . . . . . . . . . . . . . . Organization

13.  Investment Objectives and
       Policies. . . . . . . . . . . . . . . . . Investment Objective and
                                                 Policies; Investment
                                                 Restrictions

14.  Management of the Fund. . . . . . . . . . . Investment Adviser and
                                                 Administrator; Trustees
                                                 and Officers

15.  Control Persons and Principal
       Holders of Securities. . . . . . . . . .  Trustees and Officers

16.  Investment Advisory and Other
       Services . . . . . . . . . . . . . . . .  Investment Adviser and
                                                 Administrator

17.  Brokerage Allocation and
       Other Practices. . . . . . . . . . . . .  Portfolio Brokerage;
                                                 Portfolio Turnover

18.  Capital Stock and Other
       Securities . . . . . . . . . . . . . . .  Organization

19.  Purchase, Redemption and
       Pricing of Securities
       Being Offered. . . . . . . . . . . . . .  How to Purchase Shares;
                                                 Redemption of Fund
                                                 Shares; Shareholder
                                                 Services; Net Asset Value;
                                                 Performance Information

20.  Tax Status . . . . . . . . . . . . . . . .  Dividends; Distributions
                                                 and Tax Status

21.  Underwriters. . . . . . . . . . . . . . . . Investment Adviser and
                                                 Administrator

22.  Calculation of Performance
       Data. . . . . . . . . . . . . . . . . . . Not applicable

23.  Financial Statements . . . . . . . . . . .  Independent Auditors and
                                                 Financial Statement

                          RWB/WPG U.S. LARGE STOCK FUND
                              REINHARDT WERBA BOWEN
                              1190 Saratoga Avenue
                                    Suite 200
                           San Jose, California 95129
                             800-366-7266 - EXT. 124

         RWB/WPG U.S. LARGE STOCK FUND (THE "FUND") is an open-end, diversified mutual fund. The Fund's investment objective is to seek total return through investing in equity securities of U.S. companies with large market capitalizations. The Fund is quantitatively managed using a value-oriented multifactor investment process. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment adviser is Weiss, Peck & Greer, L.L.C. (the "Adviser"), a member firm of the New York Stock Exchange. The Fund is offered exclusively to individuals, institutions and other entities that are investment advisory clients of Reinhardt Werba Bowen Advisory Services.


                                TABLE OF CONTENTS
                                                                            PAGE

Expense Information..........................................................  2
Financial Highlights.........................................................  3
Description of the Fund......................................................  4
Purchase of Shares...........................................................  4
How the Fund's Net Asset Value is Determined.................................  5
How to Redeem Shares.........................................................  6
Management of the Fund.......................................................  6
Dividends, Distributions, and Taxes..........................................  8
Portfolio Brokerage..........................................................  9
Organization and Capitalization..............................................  9
Risk Considerations and Other Investment Practices and Policies.............. 10
The Fund's Investment Performance............................................ 12

         This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information ("SAI") about the Fund, dated May 1, 1998, as revised August 11, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available, without charge, by writing or calling the Fund at the address or telephone number shown above. The SAI for the Fund is incorporated by reference into this Prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding the Fund.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus Dated May 1, 1998, as revised August 11, 1998.

                               EXPENSE INFORMATION

         The Table and Example below are included in this Prospectus to assist your understanding of all the fees and expenses to which an investment in the Fund would be subject. Shown below are all fees and expenses incurred by the Fund for the fiscal year ended December 31, 1997 as revised to reflect the current expense limitation. Actual fees and expenses for the Fund in the future may be greater or less than those shown below. Similarly, the annual rate of return assumed in the Example is not an indication or guarantee of future performance. A more complete description of all fees and expenses for the Fund is included in this Prospectus under "Management of the Fund" and "How to Purchase Shares."

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchase                                       None
Sales Load Imposed on Reinvested Dividends                           None
Deferred Sales Load Imposed on Redemptions                           None
Redemption Fee (1)                                                   None
Exchange Fee                                                         None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After fee reduction) (2)                            0.18%
Rule 12b-1 Fees                                                      0.00%
Other Expenses (After expense limitation) (2)                        0.24%
                                                                     -----
Total Operating Expenses (After expense limitation) (2)              0.42%
                                                                     =====


------------------

(1) There are no charges imposed upon redemption, although the Fund's transfer agent will charge a fee (currently $9.00) for transfers or redemptions by wire.

(2) The Adviser has voluntarily agreed to limit temporarily the Fund's Total Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.42% of the Fund's average daily net assets. Absent any expense limitation, Management Fees, Other Expenses and Total Operating Expense ratios for the fiscal year ended December 31, 1997 would have been 0.24%, 0.29% and 0.53%, respectively. See "Management of the Fund."


EXAMPLE: An investor in the Fund would pay the following Fund expenses on a hypothetical $1,000 investment assuming a 5% annual return and redemption at the end of each future time period.

                   1 YEAR            3 YEARS           5 YEARS         10 YEARS
                   ------            -------           -------         --------
                     $5                $16               $29              $64

FINANCIAL HIGHLIGHTS
         The following table represents a condensed financial history for the Fund and uses the Fund's taxable year, which ends December 31. The table expresses the information for the Fund in terms of a single share outstanding throughout each period. This condensed financial information has been derived from the Fund's financial statements, which have been audited by the Fund's independent auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified report thereon is incorporated by reference into the Fund's SAI. The Fund's 1997 Annual Report includes more information about the Fund's performance and is available free of charge by writing to the Fund at the address shown on the cover of this Prospectus.



                                                    YEAR           YEAR        YEAR        YEAR       PERIOD
                                                    ENDED          ENDED       ENDED       ENDED       ENDED
                                                  12/31/97       12/31/96    12/31/95    12/31/94     12/31/93*

Per Share Data:
     Net Asset Value at Beginning of Period ....   $   6.65      $   6.39    $   5.05    $     5.16   $    5.00
                                                   --------      --------    --------    ----------   ---------

         Net Investment Income .................       0.12          0.13        0.13          0.14        0.06
         Net Realized and Unrealized Gain/(Loss)
              on Investments ...................       1.93          1.12        1.58         (0.14)       0.20
                                                   --------      --------    --------
     Total Income from Operations                      2.05          1.25        1.7           0.00        0.26
                                                   --------      --------    --------    ----------   ---------

         Dividends from Net Investment Income ..      (0.11)        (0.12)      (0.13)        (0.11)      (0.06)
         Distributions from Capital Gains ......      (1.16)        (0.87)      (0.24)         0.00       (0.04)
                                                   --------      --------    --------    ----------   ---------
     Total Distributions .......................      (1.27)        (0.99)      (0.37)        (0.11)      (0.10)
                                                   --------      --------    --------    ----------   ---------


     Net Asset Value End of Period .............   $   7.43      $   6.65    $   6.39    $     5.05   $    5.16
                                                   ========      ========    ========    ==========   =========


     Total Return ..............................      30.83%        19.33%      33.81%         0.06%       5.09%
     Net Assets at End of Period  (000's) ......   $212,951      $200,226    $174,161      $106,850   $  66,845
     Average commission per share ..............   $  0.035      $  0.033       N/A          N/A          N/A

Ratios:
     Ratio of Expenses to Average Net Assets ...       0.51%+        0.59%+      0.69%+        0.75%+      0.77
     Ratio of Net Investment Income to Average
        Net Assets .............................       1.46%+        1.86% +     2.26% +       2.65% +     2.54% +(A)
     Portfolio Turnover Rate ...................       54.2%         59.6%       27.1%         36.2%       27.1%(A)

 ----------

 *   From inception of Fund 6/8/93.
(A)  Annualized
 + The Adviser agreed not to impose its full fee since inception. Had the Adviser not so agreed, the ratio of expenses and net investment income to average net assets would have been as follows:

     Ratio of Expenses to Average Net Assets.......              0.53%         0.62%       0.74%        0.79%       0.98%
     Ratio of Net Investment Income to Average
        Net Assets.................................              1.44%         1.83%       2.21%        2.61%       2.33%

                             DESCRIPTION OF THE FUND

         INVESTMENT OBJECTIVE. The RWB/WPG U.S. Large Stock Fund seeks total return through investing in equity securities of U.S. companies with large market capitalizations. The Fund is quantitatively managed using a value-oriented multifactor investment process.

         INVESTMENT PROGRAM. The Fund seeks to achieve its objective through a quantitative investment process that identifies value-oriented stocks of U.S. companies with large market capitalizations using a multifactor model. Under normal market conditions, the Fund maintains a low portfolio turnover to manage the costs associated with trading. Because it includes many factors which have been shown to impact the performance of equity securities, the Adviser believes that the multifactor model identifies value- oriented stocks better than any single factor model. The factors currently considered by the model include, among others, a stock's book-to- price ratio, return on equity, price-to-forecast earnings ratio, and earnings estimate dispersion.

         Using the multifactor model, the Adviser constructs a portfolio for the Fund with industry weightings that are approximately the same as the industry weightings of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Although the Fund's portfolio will not contain all the stocks included in the S&P 500 Index, the similar industry weighting of the Fund and the S&P 500 Index is designed so that the Fund's returns are highly correlated with the return of the S&P 500. The Fund's portfolio is monitored and rebalanced according to quantitative criteria derived from the multifactor model's ranking within its industry group of each stock under consideration. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. companies with public stock market capitalizations of $4 billion or more at the time of investment.

     The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most of the stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

         While the Fund will generally be substantially fully invested in equity securities, it may invest up to 10% of its assets in either (a) fixed income obligations maturing in one year or less that are rated at least AA by Standard & Poor's Ratings Group ("Standard & Poor's") or Aa by Moody's Investors Service, Inc. or their equivalents, or unrated obligations determined by the Adviser to be of comparable credit quality or (b) securities of other investment companies, i.e., Standard & Poor's Depositary Receipts (commonly referred to as "Spiders") which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the S&P 500 Index. The Fund may purchase and sell futures contracts based on the S&P 500 Index. These futures will be utilized for the sole purpose of keeping the Fund fully invested and not for leverage purposes. The Fund may also invest in American Depositary Receipts (ADRs) that represent securities in the S&P 500 Index, enter into repurchase agreements and purchase securities on a when-issued basis. The realization of current income is not a significant part of the Fund's investment strategy, and any income generated will be incidental to the Fund's investment objective. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective.

         For further information concerning the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies" in this Prospectus. "Standard & Poor's 500" and "S&P 500" are trademarks of Standard & Poor's.

                               PURCHASE OF SHARES

         Shares of the Fund may be purchased only by investment advisory clients of Reinhardt Werba Bowen Advisory Services ("RWB"), a registered investment adviser organized in 1975 and located in San Jose, California.

         Because shares of the Fund are available only to clients of RWB, the signing of either an unmanaged or managed account agreement must precede an initial investment in the Fund. More information regarding the services provided by RWB is available by calling 1-800-366-7266 - EXT.124.

         It is anticipated that a limited number of institutions, including banks and brokerage firms, will be used by RWB clients to hold shares of the Fund as well as shares of other mutual funds and other securities representing investments of such RWB clients. RWB clients will be the beneficial owners of such shares and other securities. In consideration of these services, the financial institutions charge fees to the RWB client accounts serviced.

         SHARE PRICE. Purchase orders for shares of the Fund will be priced at the net asset value per share of the Fund next determined after receipt of the purchase order by a financial institution, provided that the order has been received by the Fund prior to its close of business. The financial institutions utilized by RWB clients are responsible for timely transmittal of purchase orders to the Fund. See "How the Fund's Net Asset Value is Determined."

         CONDITIONS OF PURCHASE. The Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchase orders are not binding on the Fund or considered received until such purchase orders are received in good order. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. As a condition of this offering, if a purchase is canceled due to nonpayment or because the purchase check does not clear (and, therefore, the shares so purchased must be redeemed), the investor will be responsible for any loss incurred by the Fund. Share certificates will not be issued. The Fund currently does not have any minimum investment or account requirements, although it may establish minimum account balance requirements in the future.

         CONFIRMATIONS, SHAREHOLDER STATEMENTS, AND REPORTS. Each time you buy or sell shares you will receive a confirmation statement with respect to such transaction. In addition, shareholders will receive account statements reflecting any reinvestment of a dividend or distribution in the Fund as well as the shareholder's current share balance with the Fund. Shareholders will also receive shareholder reports no less frequently than semi-annually, as well as year-end tax information. SHAREHOLDER SERVICES. RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance; and providing to investors upon request, information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund currently pays to RWB a fee equal, on an annual basis, to 0.10% of the Fund's average daily net assets. The rate at which this fee is paid was reduced on July 18, 1997. For the fiscal year ended December 31, 1997, the Fund paid RWB a fee at the annual rate of 0.12% of the Fund's average daily net assets. Questions concerning the Fund or the Shareholder Services described above, should be directed to RWB at 800-366-7266 - EXT. 124. Written inquiries can be sent to the RWB address shown on the front cover of this Prospectus. The Fund and RWB may amend the shareholder services arrangement described above or change the terms or conditions relating to such services upon 60 days' notice to shareholders.


                            HOW THE FUND'S NET ASSET
                               VALUE IS DETERMINED

         The net asset value per share of the Fund is normally calculated as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern time, every day that the NYSE is open for regular trading. The net asset value per share, calculated as described below, is effective for all purchase and redemption orders received by the Fund or its authorized representatives in good order prior to the close of regular trading on the NYSE for that day. Purchase and redemption orders received after the close of regular trading on the NYSE or on a day when the NYSE is not open for business will be priced at the net asset value per share next computed.

         The net asset value of the Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares of the Fund.

         For the purpose of calculating the Fund's net asset value per share, portfolio securities are valued primarily based on market quotations, or, if market quotations are not available, by a valuation committee as appointed by the Board of Trustees. In accordance with procedures and agreements approved by the Board of Trustees, the Fund may use pricing services to value the securities of the Fund.


                              HOW TO REDEEM SHARES

         The Fund will redeem shares at the net asset value of such shares next determined after receipt of a redemption request in good order by the Fund or its authorized representatives. As with purchases of Fund shares, redemptions will be effected by the Fund or its authorized representatives based on instructions from RWB.

         In order to effect a redemption of shares by mail, a financial institution should send a request in "proper form" (as explained below) to the Fund, Attention: RWB/WPG U.S. Large Stock Fund, One New York Plaza, 31st Floor, New York, New York 10004. If telephone redemption privileges have been established with the Fund, shares may be redeemed by telephone by calling WPG toll free at 1-800-223-3332 between 9:00 A.M. and 4:00 P.M. (Eastern time) on any day that the NYSE is open for trading. Telephone redemption privileges are not available to shareholders automatically; you must first elect the privilege. To confirm that telephone redemption requests are genuine, the Fund will employ reasonable procedures such as providing written confirmation of telephone redemption transactions and tape recording of telephone redemption requests. If the Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone redemption request. Otherwise, neither the Fund nor its agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, placing orders by mail is advisable.

         PROPER FORM FOR WRITTEN REDEMPTION REQUESTS. Written redemption requests must be in proper form. Requests must include: (1) a "letter of instruction," specifying the name of the Fund, the number of shares or dollar amount to be sold, the name(s) in which the account is registered, and the account number (the letter of instruction must be signed by the record shareholder for the account using the exact name in which the account is registered or must be accompanied by executed power(s) of attorney); (2) a signature guarantee when the redemption proceeds are to be sent to an address other than the address of record or to an institution other than the record shareholder(s) for the account; and (3) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, cus- todianships, partnerships, and pension and profit sharing plans. Signature guarantees, when required, may be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

         A REQUEST FOR REDEMPTION WILL NOT BE PROCESSED UNLESS IT IS IN PROPER FORM, AS DESCRIBED ABOVE.

         RECEIVING REDEMPTION PAYMENT. Except under certain emergency conditions, redemption payments will be sent to the record shareholder of the account (net of any required withholding taxes) within three business days after receipt of the written redemption request in proper form by the Fund's Transfer Agent. Redemption proceeds may be wired upon request. Currently, the Fund's Transfer Agent charges a fee for wire transfers. In the case of redemption requests occurring within 15 days of the date shares are purchased by means of check (other than a certified or bank check), the redemption payment will be held until the purchase check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption upon receipt of the redemption request.

                             MANAGEMENT OF THE FUND


         INVESTMENT ADVISER AND ADMINISTRATOR. Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser"), One New York Plaza, New York, New York 10004 serves as the investment adviser and administrator to the Fund. WPG is an indirect wholly-owned subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this Prospectus, Robeco had approximately $67 billion in assets under management, including $16 billion managed directly by WPG. Robeco is 50% owned by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland, which is a cooperative bank owned by a large number of local banks in the Netherlands. The remaining 50% is owned indirectly by the shareholders in various investment funds advised by Robeco.


         Subject to the general supervision of the Board of Trustees, the Adviser is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective, policies and restrictions.

         Daniel J. Cardell is primarily responsible for the day-to-day management of the Fund. Mr. Cardell has been a Managing Director of WPG since May 1996. Prior to joining WPG, Mr. Cardell was Senior Vice President and Director of Equities for the Bank of America.

         The Adviser's core large cap division is comprised of eight investment professionals. Their responsibilities include turning raw data into a format necessary to calculate a covariance matrix, extensive computer programming and trading securities to implement the Fund's investment strategy.

         Under the Fund's Investment Advisory Agreement, the Fund pays to the Adviser an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows:

                                             ANNUAL
NET ASSETS                                    RATE
----------                                    ----
Up to $500 million                            0.26%
from $500 million to $1 billion               0.24%
from $1 billion to $2 billion                 0.22%
over $2 billion                               0.20%

         For the fiscal year ended December 31, 1997, the Fund paid the Adviser an advisory fee at the annual rate of 0.24% of the Fund's average daily net assets, after a voluntary waiver by the Adviser.

         Pursuant to an Administration Agreement, WPG also acts as the administrator of the Fund. As administrator, WPG provides personnel for supervisory, administrative, accounting and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For its services under the Administration Agreement, WPG does not receive any compensation. The Trustees of the Fund may, however, determine in the future to compensate WPG for its administrative services.

         WPG has voluntarily agreed to limit the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, and extra-ordinary fees and expenses) to 0.42% of the Fund's average daily net assets. WPG has no current intention of modifying or discontinuing the expense limitation but may do so in the future at its discretion.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. First Data Investor Services Group, Inc. serves as Transfer Agent and Dividend Disbursing Agent for the Fund.


         PRINCIPAL UNDERWRITER. The principal underwriter for shares of the Fund is RWB, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129.


     EXPENSES. The Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, the Fund pays: investment advisory fees; shareholder servicing fees and expenses; custodian and transfer agent expenses; legal, accounting and auditing fees and expenses;
         expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustees' fees and expenses; expenses of fidelity bond, liability and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. The expenses of organizing and initially registering and qualifying the Fund's shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date and are subject to the expense limitation set forth under "Expense Information."

         The Fund's ratio of operating expenses to average net assets for the fiscal year ended December 31, 1997 is set forth under the "Financial Highlights" section.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

         The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify as such for each taxable year. Provided that the Fund continues to qualify as a RIC, it will not be subject to federal income or excise tax on its income and gains distributed to its shareholders in accordance with the Code's timing and other requirements.

         Income dividends, if any, will be paid at least annually by the Fund. Similarly, net capital gains, if any, realized during the taxable year will be distributed no less frequently than annually. Income dividends are derived from the Fund's net investment income, including dividends and interest, and net short-term capital gain in excess of net long-term capital loss received by the Fund, and are taxable to you as ordinary income for federal income tax purposes. Corporate shareholders may be entitled to take the corporate dividends-received deduction for income dividends received that are attributable to dividends received by the Fund from domestic corporations, subject to certain restrictions under the Code. Distributions designated by the Fund as from its net long-term capital gain in excess of net short-term capital loss ("capital gain distributions") are taxable to you as capital gain, regardless of how long you have held your shares. These capital gain distributions may be taxable at different maximum rates for noncorporate shareholders, depending usually on the Fund's holding periods for the assets that produce the gains. Income dividends and capital gain distributions declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year declared. The Fund will mail tax information to record shareholders by the end of January indicating the federal tax status of income dividends and capital gain distributions for the Fund. Such tax status is not affected by the investor's choice to receive such distributions in additional shares or in cash. Distributions of the Fund may also be subject to state and local as well as foreign taxes.


         TAX WITHHOLDING AND CERTIFICATION INSTRUCTIONS. The financial institutions that are record holders of the Fund's shares are required by federal law to withhold as "backup withholding" 31% of reportable payments (which may include income dividends, capital gain distributions and share redemption proceeds) paid to individuals and other non-exempt shareholders who have not provided their correct social security or other taxpayer identification number (TIN) and certain certifications required by the IRS. In order to avoid such withholding and possible penalties, investors must certify under penalties of perjury on their account application to the applicable financial institution, or on a separate W-9 Form, that the TIN provided is their correct TIN (or that a TIN has been applied for, and the investor may be subject to withholding in the interim) and that the investor is not currently subject to backup withholding or is exempt from backup withholding. The applicable financial institution may also be required to impose backup withholding if it is notified by the IRS or a broker that the TIN provided is incorrect or that the investor is otherwise subject to withholding. Any tax withheld may be credited against taxes owed on the investor's federal income tax return.

         An individual's TIN is generally his social security number. Special rules apply in determining the TIN that an entity, including an exempt recipient, must provide. Exempt recipients include corporations, tax exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. Investors who are unsure of the correct TIN to provide or of whether they are exempt recipients should consult a tax adviser. For further information, see Section 3406 of the Code and consult a tax adviser.

         Persons who are not U.S. persons under the Code should provide the applicable financial institution with an IRS Form W-8 to avoid backup withholding on capital gain distributions and redemption proceeds. Such investors should consider the U.S. and foreign tax consequences of an investment in the Fund, including the possible applicability of a U.S. withholding tax at rates up to 30% on income dividends paid to non-U.S. persons.

         REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Unless a record holder elects otherwise, as permitted in the account application, income dividends and capital gain distributions will be reinvested in additional shares of the Fund and will be credited to each record holder's account with the Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of the Fund will be reduced by the amount of such payment. Income dividends and capital gains distributions are taxable to investors as described above, regardless of whether they are taken in cash or reinvested in shares of the Fund, unless the accounts of such investors are used to fund tax-qualified retirement plans, IRAs, SEP-IRAs and other tax-deferred plans or accounts. Participants in such plans or accounts may be subject to tax on all or a portion of their distributions from such plans or accounts under complex Code provisions concerning which a tax adviser should be consulted. Written requests to change the manner in which income dividends and capital gain distributions are received must be received by the Fund's Transfer Agent at least ten days before the next scheduled distribution. Clients of RWB should consult RWB concerning the dividend and distribution options for their particular account.


                               PORTFOLIO BROKERAGE

         In effecting securities transactions for the Fund, WPG generally seeks to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered together with other factors including the ability of the broker-dealer to effect the transaction and the broker- dealer's facilities, reliability and financial responsibility. Subject to the foregoing policy and pursuant to procedures established by the Board of Trustees to regulate commissions paid to WPG, the Fund intends to utilize WPG as its primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Fund's primary broker, WPG will receive brokerage commissions from the Fund, limited to the "usual and customary broker's commission" specified by the Investment Company Act of 1940 (the "1940 Act"). The Fund intends to continue to use WPG as its primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

         The Board of Trustees for the Fund has developed procedures to limit the commissions received by WPG to the standard specified by the 1940 Act and the rules thereunder. On a quarterly basis, the Fund's Board of Trustees reviews commissions paid to WPG to assure compliance with such procedures.

         The Fund may also execute its portfolio transactions through qualified broker-dealers other than WPG. In selecting such other broker-dealers, WPG will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such broker-dealers. Accordingly, the commissions paid to any such broker-dealer may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker-dealer. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Fund. In selecting other broker-dealers for the Fund, WPG may also consider the sale of Fund shares effected through such other broker-dealers as a factor in their selection, provided the Fund obtains the best price and execution of orders under the circumstances.

         Money market securities and other fixed income securities in which the Fund may invest are traded primarily in the OTC market. These securities generally trade on a net basis without the payment of brokerage commissions but include a mark-up or "spread" by the securities broker-dealer. For transactions effected in the OTC market, the Fund intends to deal with the primary market-makers in the securities involved, unless a more favorable result is obtainable elsewhere.


                         ORGANIZATION AND CAPITALIZATION

         The Fund was organized as a business trust under the laws of the State of Delaware on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

         The Fund currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions. Shares in the Fund, when issued, are fully paid and nonassessable. The shares in the Fund have no preemptive or conversion rights. In the event of liquidation of the Fund, shareholders in the Fund are entitled to a pro rata share of the Fund's net assets available for distribution to shareholders. Although the Fund has no current intention to do so, the Fund may issue additional classes of shares on such terms and subject to such rights and preferences as the Trustees may establish. As of March 31, 1998, RWB held 99% of the outstanding shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion. RWB disclaims beneficial ownership of such shares.

         The Fund's activities are supervised by the Board of Trustees. The Board has overall responsibility for the management of the business of the Fund. Shareholders in the Fund have one vote for each share held on matters as to which they are entitled to vote. The Fund is not required to hold, and has no current intention of holding, annual shareholder meetings. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Fund will assist shareholders in communicating with other shareholders in connection with obtaining the necessary signatures to cause the Fund to call a meeting of shareholders to consider the removal of a Trustee in accordance with
Section 16(c) of the 1940 Act. See "Organization" in the Fund's SAI.


                          RISK CONSIDERATIONS AND OTHER
                        INVESTMENT PRACTICES AND POLICIES

         FUTURES CONTRACTS. Subject to its investment objectives and policies, the Fund may purchase and sell futures contracts based on the S&P 500 Index. The Fund may engage in futures transactions for hedging and non-hedging purposes.

         The use of futures contracts entails certain risks, including, but not limited to the following: no assurance that futures transactions can be offset at favorable prices; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the initial face amount of the futures contracts themselves. The use of futures contracts requires special skills in addition to those needed to select portfolio securities. If the expectations of the Adviser regarding movements in securities prices are incorrect, the Fund may have experienced better investment results without the use of futures contracts. A further discussion of futures contracts and their associated risks is contained in the Fund's SAI.

         ADRS. The Fund may purchase ADRs to the extent such ADRs are included in the S&P 500. ADRs are U.S. dollar denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the- counter market and, generally, are in registered form. The Fund will only invest in ADRs that are issued in a program sponsored by the issuer of the underlying securities.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to settlement date. When the Fund purchases securities on a forward commitment or when-issued basis, the Fund will maintain in a segregated account noted on its records, or, the Fund's custodian will maintain in a segregated account, cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. The Fund will not enter into such transactions for leverage purposes. The Fund may close-out a position in securities purchased on a when-issued, delayed delivery or forward commitment basis prior to the settlement date.

         EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

         REPURCHASE AGREEMENTS. The Fund may utilize repurchase agreements through which it may purchase a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian as collateral and marked- to-market on a daily basis to ensure full collateralization of the repurchase agreement. Should the other party to the repurchase agreement default on its obligation or become insolvent and subject to bankruptcy or similar laws, the Fund may be delayed in, or prevented from, liquidating the collateral.

         DIVERSIFICATION. The Fund is registered as a diversified fund under the 1940 Act. As such, the Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets, the Fund will not purchase any security, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by U.S. Government securities.

         PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the Fund and the Fund's annual portfolio turnover rate may vary significantly from year to year. The actual portfolio turnover rates for the Fund are noted in the "Financial Highlights" section of this Prospectus.

         CERTAIN OTHER POLICIES TO REDUCE RISKS. The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to reduce risk. The Fund will not (i) issue senior securities (except as permitted by the 1940 Act and except that it may issue shares of its beneficial interest in multiple classes or series) or borrow money except for certain temporary or emergency purposes and then not in excess of 33% of its assets; (ii) make loans except through the purchase of certain fixed-income securities; (iii) engage in underwriting securities of others except to the extent the Fund may be deemed to be an underwriter in purchasing and selling portfolio securities; (iv) purchase or sell real estate; (v) invest in commodities or commodities contracts other than financial futures contracts and when- issued securities; or (vi) exceed the issuer diversification limits set forth under "Diversification" above.

         OTHER INVESTMENT COMPANIES. Notwithstanding the above policies, the Fund may, subject to authorization by its Board of Trustees, invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by its Board, the Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in a pooled fund.

         The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

         FURTHER INFORMATION. The Fund's investment program is subject to further restrictions as described in the SAI. The Fund's investment objective and investment program, unless otherwise specified, are not fundamental and may be changed without shareholder approval by the Board of Trustees of the Fund upon 30 days' written notice to shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

                       THE FUND'S INVESTMENT PERFORMANCE

         The Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

         The Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for the Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

         For additional information on the RWB Funds or for daily prices, please call 1-800-366-7266 - EXT. 124.

`




                                     PART B

                          RWB/WPG U.S. LARGE STOCK FUND



                             A No-Load, Diversified

                                   Mutual Fund



                             STATEMENT OF ADDITIONAL

                                   INFORMATION





                     May 1, 1998, as revised August 11, 1998

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the RWB/ WPG U.S. Large Stock Fund dated May 1, 1998, as revised August 11, 1998, as amended and/or supplemented from time to time (the "Prospectus"), a copy of which may be obtained without charge by writing to RWB/WPG U.S. Large Stock Fund, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129 or calling 1-(800)-366-7266 - EXT. 124.








THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVE AND POLICIES                                              3
     Futures Transactions                                                      3
     Repurchase Agreements                                                     5
     Other Investment Companies                                                5

INVESTMENT RESTRICTIONS                                                        6


INVESTMENT ADVISER , ADMINISTRATOR
AND PRINCIPAL UNDERWRITER                                                      7
     Investment Adviser                                                        7
     Administrator                                                            10
 Principal Underwriter                                                        11


TRUSTEES AND OFFICERS                                                         10

HOW TO PURCHASE SHARES                                                        17

REDEMPTION OF FUND SHARES                                                     17

SHAREHOLDER SERVICES                                                          18

NET ASSET VALUE                                                               18

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                       18

PORTFOLIO BROKERAGE                                                           22

PORTFOLIO TURNOVER                                                            24

ORGANIZATION                                                                  25

PERFORMANCE INFORMATION                                                       26

PERFORMANCE SUMMARY                                                           27

CUSTODIAN                                                                     27

TRANSFER AGENT                                                                27

INDEPENDENT AUDITORS                                                          27

FINANCIAL STATEMENTS                                                          27

                        INVESTMENT OBJECTIVE AND POLICIES

RWB/WPG U.S. Large Stock Fund (the "Fund") is a registered no-load, diversified open-end management investment company organized as a Delaware business trust on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

         The investment objective, policies and restrictions of the Fund may be changed or altered by the Board of Trustees of the Fund (the "Board"), without shareholder approval except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the Fund may invest and certain other investment policies are described in the Fund's Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.


         The Fund offers investment advisory clients of Reinhardt Werba Bowen Advisory Services, 1190 Saratoga Avenue, Suite 200, San Jose California 95129 ("RWB"), a registered investment adviser, the opportunity to participate in a portfolio of securities primarily of large market capitalization U.S.

companies.

FUTURES TRANSACTIONS

         The Fund may enter into transactions for the purchase or sale of futures contracts based on the S&P 500 Index which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

         FUTURES CONTRACTS ON INDICES. Futures contracts on indices do not
         ----------------------------
require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value or level of the index on which the futures contract is based.

         HEDGING STRATEGIES. Hedging by use of futures contracts seeks to
         ------------------
establish with more certainty than would otherwise be possible the value of or effective rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in securities prices or rise in interest rates that would adversely affect the value of the Fund's portfolio securities. If, in the opinion of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser (the "Adviser" or "WPG"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on the S&P 500 Index, the Fund may enter into such other futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities when it has the necessary cash, but expects the price or rate of return then available in the securities market to be less favorable than prices or rates that are currently available in the futures markets.

         LIMITATIONS AND RISKS OF FUTURES TRANSACTIONS. The Fund may engage in
         ---------------------------------------------
futures transactions for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. In utilizing futures for hedging the Fund will determine that the price fluctuations in the futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and options (less any related margin deposits), will be segregated on the Fund's records or deposited in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of such futures contracts and options is unleveraged. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures position (purchases futures contracts) the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the securities market at the time when the futures position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of the market value of the Fund's net assets, after taking into account unrealized gains and losses on such positions.

         The Fund will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain funds with its brokers as margin to guarantee performance of its futures obligations. In addition, while futures contracts may be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in stock market prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements in order to generate additional current income. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a United States Government obligation, from a financial institution subject to resale to the financial institution at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Repurchase agreements of more than one week's duration are subject to the Fund's limitation on investments in illiquid securities.

         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

OTHER INVESTMENT COMPANIES

         The Fund may, subject to authorization by its Board of Trustees, invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board does not intend to authorize investing in this manner at this time.

         The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of its outstanding shares (a term which in this Statement of Additional Information means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund). So long as these fundamental restrictions are in effect, the Fund may not:

         1. Purchase or sell real estate including securities of real estate limited partnerships, but the Fund may invest in securities of companies engaged in the real estate business.

         2. Issue senior securities except as permitted by the Investment Company Act of 1940, as amended, and except that the Fund may issue shares of its beneficial interest in multiple classes or series, or borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

         3. Make loans, except that this restriction shall not prohibit the making of securities loans, the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, or the entry into repurchase agreements.

         4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities in accordance with its investment objective and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on the S&P 500 and related options, and the Fund may purchase securities on a when-issued, stand-by or forward commitment basis.

         7. With respect to 75% of its total assets, purchase any security, if as a result: (i) more than 5% of its total assets would be invested in securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or (ii) the Fund would own more than 10% of the voting securities of any issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the Investment Company Act.

         (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid.

         (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

         All percentage limitations (except for limitations on borrowing) apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be treated as a violation.


                      INVESTMENT ADVISER AND ADMINISTRATOR

(See "Investment Adviser and Administrator" and "Portfolio Brokerage" in the Prospectus.)

INVESTMENT ADVISER


         As stated in the Prospectus, Weiss, Peck & Greer L.L.C., One New York Plaza, New York, New York 10004 ("WPG" or the "Adviser"), serves as investment adviser to the Fund .

         On [August 3, 1998], Robeco Groep N.V., a Dutch public limited liability company ("Robeco"), acquired all of the outstanding equity interests of the Adviser from its prior owners (the "Acquisition"). As a result of the Acquisition, the Adviser is an indirect, wholly-owned subsidiary of Robeco. The Acquisition did not result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser, or in the manner in which the Adviser renders advisory, administrative or brokerage services to the Fund. The Acquisition did not involve an increase in the advisory or administrative fees paid by the Fund. Moreover, the Trustees of the Fund did not change as a result of the Acquisition.

         In connection with the Acquisition, the Board of Trustees of the Fund , including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Fund or the Adviser (the "Independent Trustees"), approved the Fund's current investment advisory agreements (the "Agreement") at a meeting held on May 19, 1998. The Agreement was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund at a special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition on [August 3, 1998]. Except for the dates of execution, effectiveness and termination, the terms of the Agreement are substantially identical to the terms of the investment advisory agreement which was in effect immediately prior to the Acquisition.


         Pursuant to the Agreement, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Adviser also pays the compensation of all Trustees who are "interested persons" (as defined in the Investment Company Act) of the Adviser except for Mr. Alan Werba, who is compensated by Reinhardt Werba Bowen.

         The Fund pays administration fees, taxes, brokerage fees and commissions on portfolio transactions, interest, legal and accounting fees, organizational expenses of the Fund, fees of custodians and transfer agents, costs of share certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy materials, costs in connection with the preparation and distribution of periodic reports to shareholders, insurance premiums, expenses of an extraordinary and nonrecurring nature, the compensation of non-executive employees of the Fund and fees of Trustees who are not "interested persons" of the Adviser.


         For its investment advisory services under the Agreement, the Adviser is entitled to receive a monthly fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.26% up to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid under its prior advisory agreement with the Adviser the Adviser advisory fees of $436,134, $545,737 and $503,366 respectively, after the expense limitation. Had the Adviser not voluntary agreed to limit its expense limitation, the Fund would have paid the Adviser advisory fees of $457,958, $547,177 and $539,408 respectively. Prior to April 1, 1996, the Fund paid an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.31% up to $200 million, 0.26% from $200 million to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter.


         The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during any entire monthly period. The Adviser has agreed to limit total fund operating expenses to certain levels, as further described under "Expense Information" and "Management of the Fund" in the Fund's Prospectus.

         The Agreement provides that the Adviser will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.


         The Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and by a vote of the majority of the Independent Trustees of the Fund . The Agreement's continuance after its initial two-year term must be approved annually by a vote of the majority of the Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.




         As of June 1, 1998, WPG had capital of approximately $72 million. WPG consists of 35 Managing Directors, one of whom is a member of the NYSE and certain principals. WPG has approximately 250 full-time employees in addition to its Managing Directors. As of June 1, 1998, WPG and its affiliates had assets under management of approximately $16 billion, primarily for institutions and high net worth individuals.

         Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Netherland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

        The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers, in addition to being the parent company of WPG.

     The Robeco Group, through its subsidiaries, has approximately 1,250 employees worldwide. Of the approximately $59.4 billion in assets under management at December 31, 1997, approximately $810 million was managed in the U.S.


         Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board of Trustees of the Fund. Francis H. Powers is a Managing Director of WPG and Executive Vice President and Treasurer of the Fund. Jay C. Nadel is a Managing Director of WPG and an Executive Vice President and Secretary of the Fund. The Managing Directors of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Phillip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitchell E. Cantor and Gil Cogan.

         The person responsible for the day-to-day management of the Fund's portfolio is Daniel J. Cardell. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the Fund's investment decisions and all of the managing directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries. In addition to the Fund, the Adviser acts as the investment adviser to each fund in the Weiss, Peck & Greer Group of Funds.

         In the management of the Fund and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Fund's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

ADMINISTRATOR

         WPG, in its capacity of the Fund's administrator, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the Fund (to the extent not provided by other service providers) under an administration agreement dated May 19, 1993 (the "Administration Agreement"). More specifically, these obligations pursuant to the Administration Agreement include, subject to the general supervision of the Board, (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing theFund to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (c) providing, to the extent not provided pursuant to other agreements, the Fund with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Fund, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the Fund, to the extent not provided pursuant to other agreements, transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and training).

         For its services under the Administration Agreement, WPG currently does not receive any compensation, although the Board may in the future decide to compensate WPG for the provisions of administrative services.

         The Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any, (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser or RWB; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

         The Fund's Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         In an attempt to avoid any potential conflict with portfolio transactions for the Fund, WPG and the Fund have adopted extensive restrictions on personal securities trading by personnel of WPG and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of WPG and its managing directors and employees.


PRINCIPAL UNDERWRITER

         RWB, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129, (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of the Fund pursuant to an Underwriting Agreement dated _______, 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Trustees at a meeting held on July 22, 1998. As the Fund's principal underwriter, the Underwriter performs certain services related to the distribution of shares of the Fund to the public.

         The Underwriter bears all expenses in providing services under the Underwriting Agreement. The Underwriter also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.








                              TRUSTEES AND OFFICERS

         The Board has responsibility for management of the business of the Fund. The executive officers of the Fund are responsible for its day to day operation. The Trustees and officers of the Fund are as follows:

NAME AND ADDRESS/TITLE/
DATE OF BIRTH                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------                     --------------------------------------------

 Roger J. Weiss*                   Senior Managing Director, Weiss, Peck &
 One New York Plaza                     Greer, L.L.C.
 New York, NY  10004               Chairman of the Board of all WPG Funds and
                                        Tomorrow Funds Retirement Trust
                                   President, Weiss, Peck & Greer International
                                        Fund
Chairman of the Board              Former Executive Vice President and Director,
 and Trustee                            WPG Advisers, Inc.
                                   Former Executive Vice President and Director,
 4/29/39                                Tudor Management Company

 Raymond R. Herrmann, Jr.**        Chairman of the Board, Sunbelt Beverage
 654 Madison Avenue                     Corporation (distributor of wines and
 Suite 1400                             liquors)
 New York, NY  10017               Former Vice Chairman and Director, McKesson
                                         Corporation (U.S. distributor of
 Trustee                                 drugs and health care products, wine
                                         and spirits)
 9/11/20                           Life Member, Board of Overseers of Cornell
                                         Medical College

NAME AND ADDRESS/TITLE/
DATE OF BIRTH                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------                     --------------------------------------------

                                   Member of Board and Executive Committee, Sky
                                        Ranch for Boys
                                   Member, Evaluation Advisory Board,
                                        Biotechnology Investments, Ltd.
                                   Trustee of all WPG Funds and Tomorrow Funds
                                        Retirement Trust

 Lawrence J. Israel**              Private Investor
 200 Broadway, Suite 249           Director and Trustee of the Touro Infirmary
 New Orleans, LA  70118            Member of the Intercollegiate Athletics
                                        Committee of the Administrators of the
  Trustee                               Tulane Educational Fund
                                   Trustee of all WPG Funds and Tomorrow Funds
  12/13/34                              Retirement Trust


Graham E. Jones**                  Financial Manager, Practice Management
23 Chestnut Street                      Systems
Boston, MA  02108                       (Medical Services Company)
                                   Director, the Malaysia Fund
Trustee                            Director, the Thai Fund
                                   Member of the Advisory Council, The Thailand
1/31/33                                 Fund
                                   Director, the Turkish Investment Fund
                                   Trustee, various investment companies managed
                                        by Morgan Grenfell Capital Management,
                                        Inc., since 1993

                                   Director, the Pakistan Fund
                                   Trustee of all WPG Funds and Tomorrow Funds
                                        Retirement Trust



Paul Meek**                        Financial and Economic Consultant to foreign
5837 Cove Landing Road                  central banks under the auspices of each
Burke, VA 22015                         of the Harvard Institute for
                                        International Development, the
Trustee                                 International Monetary Fund and the
                                        World Bank
                                   President, PM Consulting (financial and
11/12/25                                economic consulting)
                                   Former Consultant, Fischer, Francis, Trees &
                                        Watts ("FFTW") (fixed income investment
                                        manager
                                   Trustee, FFTW Fund
                                   Former Vice President and Monetary Adviser,
                                        Federal Reserve Bank of New York
                                   Trustee of all WPG Funds

William B. Ross**                  Financial Consultant
2733 E. Newton Avenue              Former Senior Vice President, Mortgage
Shorewood, WI  53211                    Guaranty Insurance Corporation (mortgage
                                        credit insurer)
Trustee                            Former Senior Vice President, MGIC Investment
                                        Corporation (financial services holding
8/22/27                                 company)
                                        Trustee of all WPG Funds

NAME AND ADDRESS/TITLE/
DATE OF BIRTH                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------                     --------------------------------------------


Robert A. Straniere**              Member, New York State Assembly
182 Rose Avenue                    Sole Partner, Straniere Law Firm
Staten Island, NY 10306            Director, various Reich and Tang Funds
                                   Trustee of all WPG Funds
Trustee

3/28/41

Alan Werba*                        Director, Reinhardt Werba
1190 Saratoga Avenue                    Bowen Advisory Services (investment
                                        adviser)
Suite 200                          Registered Principal, Royal Alliance Inc.
San Jose, CA 95129                      (broker-dealer) 1991-1993
                                   Registered Principal, Integrated Resources
Trustee                                 Equity Corporation (broker-dealer)
                                        1988-1991
6/5/49

Francis H. Powers*                 Managing Director, Weiss, Peck & Greer,L.L.C.
One New York Plaza                 Former Vice President and Secretary, Weiss,
New York, NY 10004                      Peck & Greer Advisers, Inc.
                                   Executive Vice President and Treasurer of all
Executive Vice President                WPG Funds and Tomorrow Funds
and Treasurer                           Retirement Trust
                                   Former Vice President and Secretary, Tudor
7/6/40                                  Management Company


Jay C. Nadel*                      Managing Director, Weiss, Peck & Greer,L.L.C.
One New York Plaza                 Director of Operating Departments
New York, NY  10004                Executive Vice President and Secretary of all
                                        WPG Funds and Tomorrow Funds
Executive Vice President                Retirement Trust
and Secretary

7/21/58

Daniel Cardell*                    Managing Director, Weiss, Peck & Greer,L.L.C.
One New York Plaza                 Former Senior Vice President and
New York, NY 10004                      Director of Equities, Bank of America

Vice President

7/31/57

NAME AND ADDRESS/TITLE/
DATE OF BIRTH                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------                     --------------------------------------------

Joseph J. Reardon*                 Senior Vice President, Mutual Fund
One New York Plaza                      Operations, Weiss, Peck & Greer, L.L.C.
New York, NY  10004                     since 1995 (Vice President since
                                        December, 1993)
Vice President                     Manager, Mutual Fund Operations,
                                        Weiss, Peck & Greer, L.L.C.
4/4/60                                  from February, 1990 to December, 1993
                                   Vice President of all WPG Funds
                                        and Tomorrow Funds Retirement Trust


Joseph Parascondola*               Assistant Manager, Mutual Fund Operations,
One New York Plaza                      Weiss, Peck & Greer, L.L.C. since 1995
New York, NY  10004                Manager, Mutual Fund Accounting, Concord
                                        Financial Group, November 1991 to
Assistant Vice President                November, 1995
                                   Assistant Vice President of all WPG Funds and
6/6/63                                  Tomorrow Funds Retirement Trust


Therese Hogan                      Manager, State Regulation,
First Data Investor                     First Data Investor Services
Services Group                          Group, Inc. since June, 1994
53 State Street                    Senior Legal Assistant,
Boston, MA 02109                        Palmer & Dodge from 1992-1994

Assistant Secretary

2/27/62



------------------


 * "Interested Person" within the meaning of the Investment Company Act. ** Member of the Audit Committee and the Special Nominating Committee.

COMPENSATION OF TRUSTEES AND OFFICERS

         The Fund pays no compensation to its Trustees affiliated with the Adviser or RWB, or its officers. None of the Fund's Trustees or officers have engaged in any financial transactions with the Fund or the Adviser (except that certain Trustees and officers who are managing directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser).
         The following table sets forth all compensation paid to the Fund's Trustees as of the Fund's fiscal year ended December 31, 1997:



                                                   PENSION OR                 TOTAL
                              AGGREGATE       RETIREMENT BENEFITS        COMPENSATION
                            COMPENSATION      ACCRUED AS PART OF        FROM FUND AND
 NAME OF TRUSTEE            FROM THE FUND       FUND'S EXPENSES    OTHER FUNDS IN COMPLEX*
----------------            -------------      ----------------    ----------------------
Roger J. Weiss                   $0                  $0                       $0
Alan Werba                        0                   0                        0
Raymond R. Herrmann, Jr.        500                   0                   34,125
Lawrence J. Israel              500                   0                   34,125
Graham E. Jones                 500                   0                   24,125
Paul Meek                       500                   0                   24,125
William B. Ross                 500                   0                   24,125
Harvey E. Sampson**             500                   0                   29,625
Robert A. Straniere             500                   0                   24,125

-----------------------

         * As of December 31, 1997, there were 13 mutual funds in the WPG fund complex that publicly offer their shares.
         ** Effective April 23, 1998, Mr. Sampson is no longer a Trustee of the Fund.

CERTAIN SHAREHOLDERS

         As of March 31, 1998, no person within the knowledge of management of the Fund or RWB owns of record or beneficially 5% or more of the outstanding shares of the Fund, except that RWB held an aggregate of 99% of the shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion and has the power to vote. RWB disclaims beneficial ownership of all of such shares. As of such date, the officers and Trustees of the Fund as a group owned, directly or indirectly, less than 1% of the shares of the Fund.

                             HOW TO PURCHASE SHARES

SHARES OF THE FUND MAY BE PURCHASED ONLY BY CLIENTS OF RWB.

         Clients of RWB pay an annual asset allocation fee to RWB at the rate of 2% (or less on larger accounts) of the average monthly net assets under management by RWB, including assets invested in the Fund. Financial institutions utilized by RWB clients also charge certain service and transaction fees for serving as record holders of shares of the Fund and other investments selected by RWB for its clients. These fees, no part of which is received by the Fund or the Adviser, are paid by RWB clients in addition to the expenses of the Fund. The Fund is one of two mutual funds utilized by RWB to represent the Large Cap U.S. Stocks class of assets.

         For additional information regarding purchases of shares of the Fund, see "How to Purchase Shares" in the Fund's Prospectus.

                            REDEMPTION OF FUND SHARES

         The Fund will redeem shares at the net asset value of such shares next determined after receipt of the redemption order by the applicable financial institution, provided that such order is transmitted to the Fund by its close of business. The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by the Fund or its authorized representatives. Redemptions are taxable transactions for shareholders who are subject to tax.

         The redemption price may be paid in cash or portfolio securities, at the Fund's discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

         Payment for redeemed shares normally will be made after receipt from the applicable financial institution of a written request for redemption in proper form within the time periods described in the Prospectus. Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the NYSE is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         For additional information concerning Redemptions, see "How to Redeem Shares" in the Prospectus.

                              SHAREHOLDER SERVICES

         RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance, and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund pays to RWB a fee equal, on an annual basis, to 0.10% of the Fund's average daily net assets. For the year ended December 31, 1997, the fee was paid in the amount of $251,360. See "How to Purchase Shares" in the Prospectus. Mr. Alan Werba, a Trustee of the Fund, is a shareholder and Director of RWB.

                                 NET ASSET VALUE

         The net asset value of a share of the Fund is determined once daily, Monday through Friday on each day the NYSE is open for regular trading (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell shares of the Fund was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities to affect materially the Fund's net assets as of the close of regular trading on the NYSE (normally 4:00 P.M., New York City time). The NYSE is normally closed on the following national holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including dividends accrued but not collected) less all its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. In making such determination, securities listed or admitted to trading on a national securities exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Unlisted securities are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Board.

         The public offering price of the Fund's shares is the net asset value per share next determined after receipt of an order.

         Orders for shares which have been received by the applicable financial institution prior to the close of trading of the NYSE are confirmed at the offering price effective at the close of the NYSE on that day provided that the order is transmitted to the Fund (or its authorized representatives) by its close of business, while orders received subsequent to such time will be confirmed at the offering price effective at the close of the NYSE on the next day on which the net asset value is calculated.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         The Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax.

         A portion of the Fund's dividends may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Fund, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Fund that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. For this purpose, the Fund's holding periods for such shares may be reduced below the required minimum by certain futures contracts or other positions that diminish its risk of loss with respect to such shares. The dividends-received deduction for corporations will be reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Fund to its corporate shareholders constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.

         The excess, if any, of a corporation's "adjusted current earnings" over its alternative minimum taxable income includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction which may increase its alternative minimum tax liability.

         Net investment income is the Fund's investment income less its expenses. Dividends from net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of the Fund will be taxed to shareholders as ordinary income and dividends from any net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for Federal income tax purposes. As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. The Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its capital gain dividends (if any) in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. These distributions are paid after taking into account, and reducing the distributions to the extent of, any capital loss carryforward of the Fund. Long-term capital gains of the Fund are taxable to shareholders as capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders.

Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

         A regulated investment company qualifying under Subchapter M of the Code is not subject to Federal income tax on distributed amounts to the extent that it distributes for each taxable year its net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. The Fund intends to qualify and be treated as a regulated investment company for each taxable year. Qualification for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of its net investment income, certain net realized foreign currency gains and the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

         Dividends, including capital gain dividends, paid by the Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the purchase price to the shareholder, they will be subject to Federal income tax as described above. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in the shares so received equal to the amount of cash they would have received if they had elected to receive cash.

         All futures contracts entered into by the Fund will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the delivery under or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on that day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, the tax straddle rules applicable to offsetting positions in personal property may cause an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio, or, in conjunction with rules of Section 1256, otherwise affect the character or timing of the Fund's income, gain or loss and hence of its distributions to shareholders.

         All or a portion of a loss realized upon the redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon the sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Exchanges are treated as redemptions for Federal tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sale of shares held for six months or less that are recharacterized as long-term capital losses, as described above. Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions, is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

         The Fund may be required to pay state taxes in a state that has jurisdiction to tax it, exept to the extent an exemption may be available for an investment company like the Fund, but the Fund does not anticipate that its state tax liability will be substantial.

         The foregoing discussion of U.S. federal income tax relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates, subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% back-up withholding on certain other payments from the Fund.

         This discussion of the federal income tax treatment of the Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Investors should consult their own tax advisers with respect to the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local or foreign taxation in light of their particular tax situations.

                              PORTFOLIO BROKERAGE

         It is the general policy of WPG not to employ any broker in the purchase or sale of securities for the Fund's portfolio unless WPG believes that such broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Fund employs WPG as principal broker. Where transactions are effected in the over-the-counter market or a third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere.

         The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the Investment Company Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. Rule 17e-1 under the Investment Company Act stipulates that a commission, fee or other remuneration does not exceed the usual and customary broker's commission if it is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. . . ." Rule
17e-1 also requires the Board, including a majority of the Trustees who are not "interested persons" of the Fund or WPG, adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Board, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.


         WPG acts as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if the Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the Trustees who are not "interested persons" of the Fund, WPG and RWB not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Fund, WPG and RWB, exceptions may be made. Since WPG has, as investment adviser to the Fund, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account may be combined with orders for the account of other funds and accounts advised by WPG in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds on the same day, each fund pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         In selecting brokers other than WPG to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached his fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if WPG determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, it may cause the Fund to pay commissions to such broker in an amount greater than the amount another firm might charge.

         Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchases or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to WPG (and its affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory fees paid by the Fund under the advisory agreements will not be reduced as a result of WPG's receipt of research services.

         Each year, WPG considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research products and services, although the Fund may not be willing to pay the same commission to such a broker as the Fund would have paid had the broker provided research products and services. As permitted by Section 28(e), the investment information received from other brokers may be used by WPG (and its affiliates) in servicing all its accounts and not all such information may be used by WPG in connection with the Fund. Nonetheless, the Fund believes that such investment information provides the Fund with benefits by supplementing the research otherwise available to the Fund.

         As set forth above, the Fund employs WPG, a member firm of the NYSE, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the Fund) of which the member firm or its affiliate (such as WPG) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Fund are effected in compliance with these conditions.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of WPG. Investment decisions for the Fund and for WPG's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

         WPG furnishes to the Fund at least quarterly a statement setting forth the total amount of all compensation retained by WPG or any associated person of WPG in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all the Fund's portfolio transactions and the compensation received by WPG in connection therewith.

         WPG does not knowingly participate in commissions paid by the Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Board.

         The Fund paid total brokerage commissions on purchases and sales of portfolio securities for the years ended December 31, 1995, 1996 and 1997, in the amounts of $73,588, $171,866 and $193,235 respectively, of which $73,588, $171,866 and $192,857, respectively, was received by WPG. To the extent that WPG receives brokerage commissions on Fund portfolio transactions, officers and Trustees of the Fund who are also directors in WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.

         Subject to the supervision of the Board, all investment decisions of the Fund are made by WPG, which places orders for all purchases and sales of portfolio securities through WPG's trading department.

                               PORTFOLIO TURNOVER

         The portfolio turnover rates of the Fund for the fiscal years ended December 31, 1995, 1996 and 1997 were 27.1%, 59.6% and 54.2%, respectively. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by

13. U.S. Government securities and all other securities the maturities of which at the time of their acquisitions were one year or less are excluded from the calculation of the annual portfolio turnover rate. A turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in a period of one year. Increased portfolio turnover results in increased brokerage costs which the Fund must pay and the possibility of more net realized short-term capital gains, distributions of which are taxable as ordinary income.

         To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading operations based on short-term market considerations as distinct from long-term investments based upon fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.


                                  ORGANIZATION

(See "Organization and Capitalization," "How to Purchase Shares," and "Redemption of Fund Shares" in the Prospectus.)

         The Fund was formed on February 16, 1993 as a "business trust" under the laws of Delaware. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

         Under the Declaration of Trust, the Fund is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of the Fund. Whenever ten or more shareholders of record (who have been such for at least six months and who hold in the aggregate shares having a value of the lesser of $25,000 or 1% of the Fund's net asset value) apply to the Trustees in writing that they wish assistance in communicating with other shareholders for the purpose of causing the Fund to call a meeting of shareholders to consider the removal of Trustees, the Fund will so assist such shareholders in accordance with Section 16(a) of the Investment Company Act.

         The Fund's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

         Each share of the Fund is entitled to such dividends and distributions out of the income earned on the assets of the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive their proportional share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

         Pursuant to the Declaration of Trust, the Board may create additional funds by establishing additional series of shares in the Fund. The establishment of additional series would not affect the interests of current shareholders in the existing Fund. The Board may also divide the shares of the Fund or any series into classes, which classes shall have such rights, terms and preferences as the Trustees may establish. As of the date of this Statement of Additional Information, the Board does not have any plan to establish another series of shares in the Fund.

         Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time.


                             PERFORMANCE INFORMATION

         The Fund will calculate performance on a total return basis, which combines principal and dividend income changes, for various periods. Principal changes are based on the difference between the initial offering price and the closing net asset value per share for the period and assume reinvestments of dividends. Dividend income is the capital gains and income dividends paid by the Fund during the period.

         Performance will vary from time to time and past results are not necessarily representative of future results. Performance is a function of portfolio management and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the Value Line Composite Index, the NASDAQ OTC Composite Index, and other industry publications.

         The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The Fund's results assume the reinvestment of all capital gain distributions and income dividends.

Performance information for the Fund is set forth below:

                               PERFORMANCE SUMMARY

                                                           TOTAL RETURN
                                                FROM 6/8/93         FROM 6/8/93
                                              (COMMENCEMENT        (COMMENCEMENT
                           FOR THE YEAR         OF OPERATION      OF OPERATIONS)
                              ENDED              TO 12/31/97        TO 12/31/97
                            12/31/97             CUMULATIVE         ANNUALIZED
                            --------             ----------         ----------

 RWB/WPG U.S.
   Large Stock Fund          30.83%                119.67%             18.80%


                                    CUSTODIAN

         The custodian for the Fund is Boston Safe Deposit and Trust Company, One Exchange Place, Boston, Massachusetts 02109. In its capacity as custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Fund and is responsible for calculating the daily net asset value per share.

                                 TRANSFER AGENT

         First Data Investor Services Group, Inc. acts as Transfer Agent and Dividend Paying Agent for the Fund.

                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


                              FINANCIAL STATEMENTS

         The Statement of Assets and Liabilities, including the Schedule of Investments, as of December 31, 1997, and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights and the Report of KPMG Peat Marwick LLP, independent auditors, each of which is included in the Annual Report to Shareholders of the Fund for December 31, 1997, are hereby attached to and incorporated by reference into this Statement of Additional Information.

                                 --------------

                                    RWB/WPG
                                   U.S. LARGE
                                   STOCK FUND

                                 --------------












                                 ANNUAL REPORT
                               DECEMBER 31, 1997

RWB/WPG U.S. LARGE SOTCK FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1997

NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------

         COMMON STOCKS (99.7%)
         Basic Materials (4.9%)
24,775   Allegheny Teledyne Inc. .......$ ..      641
15,700   Crown Cork & Seal Inc. ............      787
19,275   Dow Chemical Co. ..................    1,956
20,400   Du Pont E I De Nemours & Co........    1,225
11,600   Fort James Corp. ..................      444
 8,900   Great Lakes Chemical Corp. ........      399
14,200   Hercules Inc. .....................      711
41,400   Kimberly-Clark Corp. ..............    2,042
 8,500   Phelps Dodge Corp. ................      529
21,600   Praxair Inc. ......................      972
 6,500   Rohm & Haas Co. ...................      622
                                               10,328

         CONSUMER CYCLICALS (12.2%)
 6,100   Armstrong World Industries Inc. ...      456
42,200  +Arrow Electronics, Inc. ...........    1,369
13,600   Black & Decker Corp. ..............      531
32,200   Chrysler Corp. ....................    1,133
 9,600   Clairborne (Liz) Inc. .............      401
14,400   CVS Corp. .........................      923
20,300   Dayton Hudson Corp. ...............    1,370
46,000   Ford Motor Co. ....................    2,240
22,000   Gannet Inc. .......................    1,360
14,100   Genuine Parts Co. .................      479
 7,100   Goodyear Tire & Rubber Co. ........      452
18,300   Hasbro Inc. .......................      576
55,700  +K Mart Stores .....................      644
37,600   King World Productions Inc. .......    2,171
 8,100   Knight-Ridder Corp. ...............      421
22,600   Masco Corp. .......................    1,150
39,450   Mattel Inc. .......................    1,470
36,000   May Department Stores Co. .........    1,897
12,400   Maytag Corp. ......................      463
 6,900   McGraw-Hill Companies Inc. ........      511
 8,900   New York Times Co. Cl A ...........      589
11,800   Paccar Inc. .......................      619
33,700   Penney (J.C.) Co. .................    2,033
11,400   Rite Aid Corp. ....................      669
36,102   The Limited Inc. ..................      921
25,600  +US West Media .....................      739
10,200   VF Corp. ..........................      469
                                               ------
                                               26,056
                                               ------

         CONSUMER NON - CYCLICALS (11.5%)
40,200   American Stores Co. ...............      827
37,400   Anheuser-Busch Companies Inc. .....    1,646
10,200   Avon Products Inc. ................      626
44,800   Campbell Soup Co. .................    2,604
21,600   Colgate- Palmolive Co. ............    1,588
37,400   Conagra Inc. ......................    1,227
11,000   CPC International Inc. ............    1,185
11,800   General Mills Inc. ................      845
32,350   Heinz H J Co. .....................    1,644


NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------

20,500   Newel Co. .........................   $  871
60,200   Olsten Corp. ......................      903
91,500   Philip Morris Companies Inc. ......    4,146
11,000   Pioneer Hi Bred International .....    1,180
10,000   Ralston Purina Co. - Ralston Group       930
50,400   Unilever NV ADR ...................    3,147
50,100   Wendy's International .............    1,206
                                               ------
                                               24,575
                                               ------

         ENERGY (9.9%)
 14,000  Coastal Corp. .....................      867
104,600  Exxon Corp. .......................    6,400
 28,850  Halliburton Co. ...................    1,498
160,400  Royal Dutch Petroleum Co ADR ......    8,691
 44,400  Schlumberger Ltd. .................    3,574
                                               ------
                                               21,030
                                               ------

         FINANCIAL (17.2%)
40,500   Allstate Corp. ....................    3,680
11,550   Aon Corp. .........................      677
11,500   Bankers Trust N.Y. Corp. ..........    1,293
40,300   Bear Stearns Companies Inc. .......    1,914
25,900   Chase Manhattan Corp. .............    2,836
13,400   Chubb Corp. .......................    1,013
19,700   Citicorp ..........................    2,491
33,900   Fannie Mae ........................    1,934
11,850   Fifth Third Bancorp ...............      969
33,000   First Chicago NBD .................    2,756
49,000   First Union Corp. .................    2,511
16,900   Golden West Financial .............    1,653
 4,300   Hartford Financial Services Group .      402
 8,500   Loews Corp. .......................      902
11,800   Marsh & McLennan Companies ........      880
43,000   Pacific Century Financial .........    1,064
28,600   PNC Bank ..........................    1,632
13,000   SAFECO Corp. ......................      634
 9,700   SLM Holding Corp. .................    1,350
 6,100   St Paul Companies Inc. ............      501
11,000   Torchmark Corp. ...................      463
 5,300   Transamerica Corp. ................      564
33,900   Travelers Group Inc. ..............    1,826
19,200   UNUM Corp. ........................    1,044
14,873   US Bancorp ........................    1,665
                                               ------
                                               36,654
                                               ------

         HEALTH (12.6%)
50,800   American Home Products Corp. ......    3,886
73,200   Bristol-Myers Squibb Co. ..........    6,927
33,700   Corning Inc. ......................    1,251
85,000   Pfizer Inc. .......................    6,338
52,800   Schering-Plough Corp. .............    3,280
31,100   Service Corp International ........    1,149
28,300  +Tenet Healthcare Corp. ............      937
24,800   Warner Lambert Co. ................    3,075
                                               ------
                                               26,843
                                               ------


Page 2              See notes to financial statements

RWB/WPG U.S. LARGE SOTCK FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1997

NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------

         INDUSTRIALS (3.8%)
25,300   Browning Ferris Industries Inc. ...    $ 936
13,400   Cooper Industries Inc. ............      657
32,600   Dover Corp. .......................    1,178
32,000   Harnischfeger Industries Inc. .....    1,130
15,900   Interpublic Group of Companies Inc.      792
31,900   Laidlaw Inc Cl B ..................      435
14,625   Parker Hannifin Corp. .............      671
12,600   Raychem Corp. .....................      542
 9,600   Stanley Works .....................      453
12,600   Textron Inc. ......................      787
 9,600   TRW Inc. ..........................      512
                                               ------
                                                8,093
                                               ------

        TECHNOLOGY (20.4%)
51,600  +Cadence Design Systems Inc. .......    1,264
46,600   CBS Corp. .........................    1,372
22,500  +Cisco Systems Inc. ................    1,254
38,700   Computer Associates
            International Inc. .............    2,046
44,400  +Dell Computer Corp.................    3,730
10,200   Eaton Corp. .......................      910
 4,900   General Dynamics Corp. ............      424
84,400   General Electric Co. ..............    6,193
43,300   GTE Corp. .........................    2,262
59,200   Intel Corp. .......................    4,159
25,300   International Business Machine Corp.   2,645
19,200   Lockheed Martin Corp. .............    1,891
23,200   Lucent Technologies Inc. ..........    1,853
26,000  +Microsoft Corp. ...................    3,361
 5,900   Northrop Corp. ....................      679
15,700   Pitney Bowes Inc. .................    1,412
19,500   Raytheon Co. ......................      985
45,400   Sprint Corp. ......................    2,662
32,600   US West Inc. ......................    1,471
38,400   Xerox Corp. .......................    2,834
                                               ------
                                               43,407
                                               ------

         TRANSPORTATION (1.1%)
34,500   Southwest Airlines Co. ............      849
24,900   Union Pacific Corp. ...............    1,555
                                               ------
                                                2,404
                                               ------

         UTILITIES (6.1%)
14,000   American Electric Power Co. .......      723
11,785   CINergy Corp. .....................      452
 5,700   Columbia Gas System Inc. ..........      448
40,700   Edison International ..............    1,107
61,200   Entergy Corp. .....................    1,832
14,200   FPL Group Inc. ....................      840
 9,200   GPU Inc. ..........................      388
18,300   Houston Industries Inc. ...........      488

NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------


65,926   SBC Communications ................    $4,829
36,500   Southern New England
            Telecommunications .............     1,836
                                                ------
                                                12,943
                                                ------

        TOTAL COMMON STOCKS
           (Cost $149,371) .................   212,333


PRINCIPAL
AMOUNT
(000's)
-------
        US GOVERNMENT
        OBLIGATION (0.2%)
           (Cost $499)
 $500  *US Treasury Bill Due 1/22/98........      499

        TOTAL INVESTMENTS (99.9%)
           (Cost $149,870) .................  212,832

        OTHER ASSETS IN EXCESS
          OF LIABILITIES (0.1%) ............      119

        TOTAL NET ASSETS (100.0%) .......... $212,951



NUMBER OF                                    UNREALIZED
CONTRACTS                                   DEPRECIATION
---------                                   ------------
        FUTURES PURCHASED
          (aggregate Futures Amount $497)
    2   March S & P 500 ....................       (7)


       +    Non-income producing security.
       *    Security pledged for futures purchased.






                       See notes to financial statements                 Page 3

RWB/WPG U.S. LARGE STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1997






ASSETS:
Investments at value (Cost $149,870,144) .....................      $212,831,683
Receivable for Fund shares sold ..............................           198,751
Dividends and interest receivable ............................           337,377
Deferred organizational expenses (Net of accumulated
   amortization of $61,407) ..................................             5,465
Prepaid expenses .............................................            14,678
                                                                    ------------
                                                                     213,387,954
                                                                    ------------

LIABILITIES:
Payable for management fee (Note 2) ...........................           45,663
Payable for shareholder servicing fee (Note 2) ................           18,276
Due to custodian ..............................................           77,352
Payable for Fund shares redeemed ..............................          243,540
Payable for variation margin ..................................              100
Accrued expenses ..............................................           51,972
                                                                    ------------
                                                                         436,903
                                                                    ------------

NET ASSETS ....................................................    $ 212,951,051
                                                                   =============

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .........................    $      28,665
Paid-in surplus ...............................................      149,018,756
Undistributed net investment income ...........................          773,442
Undistributed realized gains on investments and futures .......          175,889
Net unrealized appreciation on investments and futures ........       62,954,299
                                                                    ------------
Net Assets applied to 28,664,370 shares of beneficial interest
        with $0.001 par value (authorized shares unlimited) ...    $ 212,951,051
                                                                   =============


UNREALIZED APPRECIATION\(DEPRECIATION)*
   Gross appreciation .........................................      64,133,106
   Gross depreciation .........................................      (1,178,807)
                                                                    ------------
Net unrealized appreciation ...................................      62,954,299
                                                                   =============


Net asset value, offering and redemption price per share
   as of the close of business on December 31, 1997  ..........   $        7.43
                                                                   =============

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


Page 4                    See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
Dividends .............................   $4,035,270
Interest ..............................       55,951
                                          ----------           $4,091,221
EXPENSES:
Investment advisory fee (Note 2) ......      539,408
Shareholder service fee (Note 2) ......      251,360
Fund Accounting expense ...............       89,500
Professional fees .....................       58,000
Custodian fees and expenses (Note 5) ..       43,633
Transfer agent fee and expenses .......       36,595
Registration fees .....................       18,000
Amortization of organizational expenses       15,000
Shareholder reports ...................       15,000
Trustees' fees and expenses ...........        9,864
Other expenses ........................       20,435
                                           ---------
                                           1,096,795
Less waiver of fees by Adviser (Note 2)      (36,041)
Less expenses paid directly (Note 5) ..       (2,633)
                                           ---------
                                                                1,058,121
                                                              -----------
NET INVESTMENT INCOME                                           3,033,100

NET REALIZED GAINS ON INVESTMENTS AND FUTURES                  25,418,479
NET CHANGE IN UNREALIZED APPRECIATION ON
        INVESTMENTS AND FUTURES                                26,788,609
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $55,240,188
                                                              ===========



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                                                         1997             1996
                                                                         ----             ----
OPERATIONS:
Net investment income ..........................................   $   3,033,100    $   3,734,543
Net realized gains on investments and futures ..................      25,418,479       25,671,355
Net change in unrealized appreciation on investments and futures      26,788,609        6,039,397
                                                                   -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      55,240,188       35,445,295
                                                                   -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .....................................      (2,702,229)      (3,149,567)
From capital gains .............................................     (28,496,233)     (22,834,359)
                                                                   -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................     (31,198,462)     (25,983,926)
                                                                   -------------    -------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - (Note 4)
Shares sold ....................................................      19,457,474       47,410,428
Dividends and Distributions reinvested .........................      30,787,326       25,668,369
Shares redeemed ................................................     (61,560,976)     (56,475,924)
                                                                   -------------    -------------
NET INCREASE/(DECREASE) FROM FUND SHARE TRANSACTIONS ...........     (11,316,176)      16,602,873
                                                                   -------------    -------------

TOTAL INCREASE IN NET ASSETS ...................................      12,725,550       26,064,242

NET ASSETS BEGINNING OF YEAR ...................................     200,225,501      174,161,259
                                                                   -------------    -------------
NET ASSETS END OF YEAR (including undistributed net investment
        income of $773,442 and $644,641) .......................   $ 212,951,051    $ 200,225,501
                                                                   =============    =============




                       See notes to financial statements                 Page 5

RWB/WPG U.S. LARGE STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND ACCOUNTING POLICIES: RWB/WPG U.S. Large Stock Fund (formerly the U.S. Large Stock Fund) (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or admitted to trading on a national securities exchange are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange on the day the valuation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices. Short-term debt securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent fair value. If other securities and assets for which market quotations are not readily available are held by the Fund, they are valued at their fair value as determined, in good faith, by the Fund's Valuation Committee as authorized by the Fund's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid at least annually. Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. No federal income tax or excise tax provision is required. The federal income tax basis of investments approximates cost.

ORGANIZATIONAL EXPENSES: Organizational and initial offering expenses paid by the Fund are amortized on a straight-line method over a sixty-month period.

FUTURES: A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

FINANCIAL RISKS: The Fund may enter into futures contracts to protect against adverse movements in the price of securities in the investment portfolio. Certain risks are associated with the use of futures. The predominant risk is that the movement in price of the instrument underlying the future may not correlate perfectly with the movement of the price of the asset being hedged.

USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

RWB/WPG U.S. LARGE STOCK FUND

NOTE 2 - Investment Advisory Fee and Other Transactions with Affiliates: The investment advisory fee is earned by Weiss, Peck & Greer, L.L.C. ("WPG"). Under the Fund's Investment Advisory agreement, the advisory fee is calculated at the following rates: 0.26% of the Funds average daily net assets not exceeding $500 million, 0.24% in excess of $500 million up to $1 billion, 0.22% of assets in excess of $1 billion up to $2 billion and 0.20% in excess of $2 billion. Such fees are paid monthly. For the period January 1, 1997 through July 17, 1997 WPG had voluntarily agreed to limit the Fund's total operating expenses to 0.63% or less (determined by average net assets). Effective July 18, 1997 the voluntary expense limit became 0.42% of average net assets.

Reinhardt Werba Bowen Advisory Services ("RWB") receives an asset allocation fee up to 2% annually of assets from shareholders (not a Fund expense) participating in their Strategic Asset Money Management program. For the period January 1, 1997 through July 17, 1997 RWB was entitled to receive a fee from the Fund for shareholder servicing functions provided, equal to 0.14% of daily average net assets. Effective July 18, 1997 the shareholder servicing fee was reduced to 0.10% of daily average net assets. Certain transactions and service charges may also be imposed by institutions serving as financial intermediaries in the purchase and custody of Fund shares held. No part of these fees is received by the Fund or the Adviser.

Certain officers and Trustees of the Fund are "affiliated persons", as defined in the Act, of WPG.

NOTE 3 - SECURITIES TRANSACTIONS: During the year ended December 31, 1997, sales proceeds and cost of securities purchased (other than short-term investments and options written), amounted to $149,579,219 and $111,594,237, respectively. Brokerage commissions on the above transactions amounted to $193,235. Of this amount, $192,857 was received by WPG. These amounts do not include profits earned in connection with the execution of principal transactions, none of which were received by WPG.

NOTE 4 - TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: Transactions in the Fund's Shares of Beneficial Interest were as follows (000's omitted):

                               YEAR ENDED
                               DECEMBER 31,
                               ------------
                             1997      1996
                             ----      ----
Shares sold .............    2,574     6,976
Dividends and
 distributions reinvested    4,144     3,803
Shares redeemed .........   (8,145)   (7,923)
                            ------    ------
Net increase/(decrease)..   (1,427)    2,856
                            ======     =====

NOTE 5 - The Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1997, the Fund's custodian fees amounted to $43,633 of which $2,633 was offset by such credits. The Fund could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

NOTE 6 - RECLASSIFICATION OF CAPITAL ACCOUNTS: In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", the Fund reclassified $202,070 from undistributed net investment income to undistributed net realized gains at December 31,1997. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 7 - FEDERAL INCOME TAX STATUS OF
DIVIDENDS - (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the fiscal year ended December 31, 1997:

The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1997 is 100%.

Long-term capital gains distributions paid to shareholders by the Fund during the fiscal year ended December 31, 1997 whether taken in shares or in cash is $20,389,546.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.

RWB/WPG U.S. LARGE STOCK FUND

FINANCIAL HIGHLIGHTS


                                                  Year            Year        Year         Year          Period
                                                  Ended           Ended        Ended       Ended         Ended
                                                12/31/97        12/31/96     12/31/95     12/31/94      12/31/93*
                                                --------        --------     --------     --------      ---------
Per Share Data:
   Net Asset Value at Beginning of Period ...   $     6.65     $   6.39   $    5.05      $   5.16     $    5.00
                                                ----------     --------   ---------      --------     ---------

      Net Investment Income .................   $     0.12     $   0.13   $    0.13      $   0.14     $    0.06
      Net Realized and Unrealized Gain/(Loss)
                        on Investments ......         1.93         1.12        1.58         (0.14)         0.20
                                                ----------     --------   ---------      --------     ---------
   Total Income from Operations .............         2.05         1.25        1.71          0.00          0.26
                                                ----------     --------   ---------      --------     ---------

      Dividends from Net Investment Income ..        (0.11)       (0.12)      (0.13)        (0.11)        (0.06)
      Distributions from Capital Gains ......        (1.16)       (0.87)      (0.24)         0.00         (0.04)
                                                ----------     --------   ---------      --------     ---------
   Total Distributions ......................        (1.27)       (0.99)      (0.37)        (0.11)        (0.10)
                                                ----------     --------   ---------      --------     ---------

   Net Asset Value End of Period ............   $     7.43     $   6.65   $    6.39      $   5.05     $    5.16
                                                ==========     ========   =========      ========     =========

Total return ................................        30.83%       19.33%      33.81%         0.06%         5.09%
Net assets at end of period (000's) .........   $   212,951    $ 200,226  $  174,161      $106,850    $  66,845
Average commission rate per shares (B) ......   $    0.0350    $  0.0330        N/A           N/A          N/A

Ratios:
    Ratio of Expenses to Average Net Assets .         0.51%+       0.59%+      0.69%+        0.75%+       0.77%+(A)
    Ratio of Net Investment Income to
       Average Net Assets ...................         1.46%+       1.86%+      2.26%+        2.65%+       2.54%+(A)
    Portfolio Turnover Rate .................         54.2%        59.6%       27.1%         36.2%        27.1%(A)


*    From inception of Fund on 6/8/93.
(A)  Annualized
(B) As of 9/95 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+ The Advisor agreed not to impose its full fee from inception through December 31, 1997. Had the Advisor not so agreed, the ratio of expenses and net investment income to average net assets would have been 0.98% and 2.33% for the period ended 12/31/93, 0.79% and 2.61% for the year ended 12/31/94, 0.74% and 2.21% for the year ended 12/31/95, 0.62% and 1.83% for the year ended 12/31/96 and 0.53% and 1.44% for the year ended 12/31/97, respectively. The custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

Page 8                     See notes to financial statements

RWB/WPG U.S. Large Stock Fund

AVERAGE ANNUAL TOTAL RETURN

[Graph omitted here]

Graph depicts comparison of a $10,000 between RWB/WPG U.S. Large Stock Fund and the S&P 500 Index for the period 6/8/93 through December 31, 1997.

                           US LARGE                  S&P 500
                           --------                  -------
                          $10,000                   $10,000
6/93                       10,040                    10,080
9/93                       10,440                    10,338
12/93                      10,508                    10,577
3/94                       10,081                    10,174
6/94                       10,061                    10,214
9/94                       10,567                    10,716
12/94                      10,516                    10,717
3/95                       11,619                    11,760
6/95                       12,409                    12,881
9/95                       13,130                    13,910
12/95                      14,069                    14,736
3/96                       14,950                    15,539
6/96                       15,456                    16,245
9/96                       15,764                    16,745
12/96                      16,789                    18,141
3/97                       17,041                    18,627
6/97                       19,716                    21,879
9/97                       21,155                    23,516
12/97                      21,963                    24,191


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)
                                                          Since
                                               1 Year    inception*
                                              ------    ---------
RWB/WPG U.S. Large Stock Fund ............    30.83%      18.80%
S&P 500 Index ............................    33.36%      21.37%
--------------------------------------------------------------------------------
*Inception date 6/8/93.

Due to the risk averse nature of the Fund, its tilt toward value features, and sector weightings that have differed from the benchmark, the Fund underpperformed the S&P 500 Index in 1997. In June of 1997, while still maintaining risk and value characteristics, the sector weightings were reallocated so that they are now more in line with the benchmark.


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund results and the index assume the reinvestment of all capital gain distributions and income dividends. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

                          RWB/WPG U.S. LARGE STOCK FUND

                            PART C. OTHER INFORMATION


Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements -

         Included in the Registrant's Prospectus:

               Financial Highlights for the period ended December 31, 1993 and for the fiscal years ended December 31, 1994, 1995, 1996 and 1997.

         Included in the Registrant's Statement of Additional Information:

               Statement of Assets and Liabilities at December 31, 1997. Statement of Operations for the fiscal year ended December 31,
                 1997.
               Statement of Changes in Net Assets for the fiscal year ended
                 December 31, 1996 and for the fiscal year ended December 31, 1997.
               Schedule of Investments.
               Financial Highlights.
               Notes to Financial Statements.
               Independent Auditors' Report.

     (b) Exhibits -

         *   (1)           Amended and Restated Agreement and Declaration of
                           Trust of Registrant.

         *   (2)           Amended and Restated By-Laws of Registrant.

             (3)           Not applicable.

             (4)           Not applicable.

         +   (5)   (a)     Form of Investment Advisory Agreement between the
                           Registrant and Weiss, Peck & Greer, L.L.C.

         *         (b)     Form of Administration Agreement between the
                           Registrant and Weiss, Peck & Greer, L.L.C.

         **  (6)           Principal Underwriting Agreement.

             (7)           Not applicable.

         *   (8)   (a)     Form of Custodian Agreement between the Registrant
                           and Boston Safe Deposit and Trust Company.

         *         (b)     Form of Accounting Services Agreement between the
                           Registrant and Boston Safe Deposit and Trust
                           Company.

         *   (9)   (a)     Form of Transfer Agency Agreement between the
                           Registrant and Boston Safe Deposit and Trust Company.

         *   (9)   (b)     Form of Amended and Restated Shareholder Services
                           Agreement between the Registrant and Reinhardt Werba
                           Bowen, Inc.

         *   (10)          Opinion and consent of Counsel.

         +   (11)          Independent Auditors' Consent.

             (12)          Not applicable.

         *   (13)          Letter from Weiss, Peck & Greer to the Registrant
                           providing that its purchases were made for investment purposes without any present intention of redeeming or reselling.

             (14)          Not applicable.

             (15)          Not applicable.

             (16)          Not applicable.

     +       (17)          Financial Data Schedule.

             (18)          Not applicable.

     *       (19)          Powers of Attorney.
--------------------

*        Filed with Post-Effective Amendment No. 7 on May 1, 1998.
**       To be filed.
+        Filed herewith.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
         -------------------------------------------------------------

         Not applicable.

Item 26. NUMBER OF HOLDERS OF SECURITIES.
         -------------------------------

         At March 31, 1998, there were 135 record holders of U.S. Large Stock Fund's shares of beneficial interest.

Item 27. INDEMNIFICATION.
         ----------------

         Reference is made to Article III Section 7 and Article VII
         Section 2 of the Registrant's Declaration of Trust and Article VI of the Registrant's By-Laws.

         Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940 (the "1940 Act") which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.
         ----------------------------------------------------

         The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 29. PRINCIPAL UNDERWRITERS.
         ----------------------

         (a) Reinhardt Werba Bowen Advisory Services, 1190
             Saratoga Avenue, Suite 200, San Jose, California
             95129 acts as the principal underwriter of shares of the Registrant (the "Principal Underwriter").

         (b) Directors and Officers of [_______________]:


   NAME AND PRINCIPAL        POSITIONS AND OFFICES       POSITIONS AND OFFICES
    BUSINESS ADDRESS           WITH UNDERWRITER             WITH REGISTRANT

         (c) The Principal Underwriter does not receive compensation from the Registrant for serving as the Registrant's principal underwriter.

Item 30. LOCATION OF ACCOUNTS AND RECORDS.
         --------------------------------

         All account, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended and the rules thereunder will be maintained (1) at the offices of the Registrant at One New York Plaza, New York, New York 10004
         (2) at the offices of the Registrant's Custodian, Boston Safe Deposit and Trust Company, at One Boston Place, Boston, MA 02109 and (3) at the offices of the Registrant's Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9037, Boston, MA 02205.

Item 31. MANAGEMENT SERVICES.

         Not applicable.

Item 32. UNDERTAKINGS.

         (a) Not applicable.

         (b) Not applicable.

         (c) The Registrant undertakes to deliver, or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the 1940 Act from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 10th day of June, 1998.


                                                 RWB/WPG U.S. LARGE STOCK FUND


                                                 /S/ FRANCIS H. POWERS
                                                 ___________________________
                                                 Francis H. Powers,
                                                 Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                   TITLE                              DATE
---------                   -----                              ----


/S/ ROGER J. WEISS          Chairman of the Board              June 10, 1998
------------------
Roger J. Weiss              and President (Principal
                            Executive Officer)
                            and Trustee


/S/ FRANCIS H. POWERS       Executive Vice President           June 10, 1998
--------------------
Francis H. Powers           and Treasurer (Principal
                            Financial and Accounting
                            Officer)


RAYMOND R. HERRMANN, JR.*             Trustee                  June 10, 1998
-------------------------
Raymond R. Herrmann, Jr.

SIGNATURE                   TITLE                              DATE
---------                   -----                              ----


LAURENCE J. ISRAEL*         Trustee                            June 10, 1998
-------------------
Laurence J. Israel

GRAHAM E. JONES*            Trustee                            June 10, 1998
----------------
Graham E. Jones

PAUL MEEK*                  Trustee                            June 10, 1998
----------
Paul Meek

WILLIAM B. ROSS*            Trustee                            June 10, 1998
----------------
William B. Ross

ROBERT A. STRANIERE*        Trustee                            June 10, 1998
--------------------
Robert A. Straniere

ALAN WERBA*                 Trustee                            June 10, 1998
-----------
Alan Werba



*  By:  /S/ FRANCIS H. POWERS                                  June 10, 1998
        -------------------------------
        Francis H. Powers
        Attorney-in-fact

                                  EXHIBIT INDEX
                                  -------------


         The following exhibit is filed as part of this Registration Statement.


EXHIBIT     DESCRIPTION
-------     -----------

5(a) Form of Investment Advisory Agreement between the Registrant and Weiss, Peck & Greer, L.L.C.

11          Independent Auditors' Consent.

17          Financial Data Schedule.